UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant [  ]

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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. (the “Company”), which will be held on May 23, 2006 at 10:00 a.m. at Salisbury Country Club, 13620 Salisbury Road, Midlothian, Virginia, 23113.

At the Annual Meeting, you will be asked to (a) elect three directors for a term of three years each; (b) approve the Company’s Incentive Plan, as amended and restated; and (c) ratify the appointment of the independent registered public accounting firm for the Company for 2006. Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a proxy form.

Whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting.  Please complete, sign, date and return promptly the form of proxy that is enclosed in this mailing.  If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and Management of the Company appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Thomas W. Winfree

Thomas W. Winfree

President and Chief Executive Officer

Midlothian, Virginia

April 21, 2006

1231 Alverser Drive Midlothian, Virginia 23113 (804) 897-3900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. (the “Company”) will be held at Salisbury Country Club, 13620 Salisbury Road, Midlothian, Virginia on May 23, 2006 at 10:00 a.m. for the following purposes:

1.

To elect three directors for a term of three years each;

2.

To approve the Company’s Incentive Plan, as amended and restated.

3.

To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006; and

4.

To transact such other business as may properly come before the Annual Meeting.  Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on April 10, 2006 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Presented by Order of the Board of Directors,

/s/ C. Harril Whitehurst, Jr.

C. Harril Whitehurst, Jr.

Senior Vice President, Chief Financial

Officer, Corporate Secretary

Midlothian, Virginia

April 21, 2006

PROXY STATEMENT OF

VILLAGE BANK AND TRUST FINANCIAL CORP.

This Proxy Statement is furnished to holders of shares of the Company’s common stock, par value, $4.00 per share (“Common Stock”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders to be held on May 23, 2006 at Salisbury Country Club, 13620 Salisbury Road, Midlothian, Virginia at 10:00 a.m. and any adjournment thereof (the “Annual Meeting”).

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy form will be mailed on or about April 21, 2006 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On April 10, 2006, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 1,886,450 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor or against of the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner.  Where brokers do not have such discretion, the inability to vote is referred to as a “broker non-vote.”  Under the circumstances where the broker is not permitted to exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors consists of nine directors.  Three members of the Board of Directors have been nominated for election as directors at the Annual Meeting for a three-year term ending in 2009.  Six other directors are serving terms that end in either 2007 or 2008, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the three nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve, if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors.  There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age, business experience in the past five years and the year each individual was first elected to the Board of Directors of the Company or its predecessor, Village Bank (the “Bank”). Unless otherwise specified, each nominee has held his current position for at least five years.

Nominees for Election as Directors

For Three-Year Terms Expiring in 2009  (Class C)

Donald J. Balzer, Jr., 50, has been a director since 1998.  Mr. Balzer is Chairman of the Board of Balzer & Associates, Inc., an architectural, engineering, surveying and landscape architectural firm. He is a Licensed Professional Engineer and served as President of Balzer & Associates, Inc. until his retirement in 2005.

Dean T. Patrick, 45, has been a director since 1998.  Mr. Patrick has been President of Patrick Construction for the past 24 years and a developer for 11 years. Mr. Patrick is also a licensed real estate broker and has owned Ted Patrick Realty for 24 years.

Michael L. Toalson, age 54, has been a director since 2004.  Mr. Toalson is Executive Vice President of the HomeBuilders Association of Virginia. He heads the HBAV lobbying team before state lawmakers and regulators and is the chief administrative officer of the organization’s 6,000 members.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors

Whose Terms Expire in 2007 (Class A)

Craig D. Bell, 48, has been a director since 1998.  Mr. Bell is Chairman of the Board of Directors of the Company.  He is a partner with the law firm of McGuireWoods LLP, where he is a member of the Business Tax Department and is the head of the State and Local Tax and Tax Litigation Groups.  Mr. Bell is on the Board of Directors of the Community Tax Law Project, a non-profit provider of pro bono tax assistance to low income families; a Fellow of the American College of Tax Council; and former Chair of both the Virginia State Bar Section of Taxation and the Virginia Bar Association Tax Section.

George R. Whittemore, 55, has been a director since 1998. Mr. Whittemore is currently retired. He is a member of the Board of Directors of SuperTel Hospitality, Inc. (formerly Humphrey Hospitality Trust, Inc.), a publicly-traded real estate investment trust that owns limited service hotels. He was a consultant to SuperTel Hospitality, Inc. from August 2004 to August 2005 and its President from November 2001 to August 2004. Mr. Whittemore served as a Director and Senior Vice President/Senior Administrative Officer of Anderson & Strudwick, Inc., a brokerage firm, from November 1996 until November 2001. Mr. Whittemore is a director of Prime Group Realty Trust, Inc., a real estate investment trust that owns commercial office buildings.

Thomas W. Winfree, age 61, has been a director since 2001.  Mr. Winfree has served as Chief Executive Officer and President of the Company since its inception. He has also been the Chief Executive Officer of the Bank since April 2001 and President of the Bank since September 2001.  He served as President of the Chesterfield Chamber of Commerce during 2004.  Mr. Winfree also serves on the Board of Directors of the Families of the Wounded Fund, Inc., an organization dedicated to helping families of wounded soldiers. Mr. Winfree has over 37 years of banking industry experience.

Incumbent Directors

Whose Terms Expire in 2008 (Class B)

R. T. Avery, III, 56, has been a director since 1998.  Mr. Avery is President and co-founder of Chesterfield Construction Services, Inc., which trades as Emerald Homes.  This company specializes in the “starter-home” sector of the residential construction market.

William B. Chandler, 56, has been a director since 1998.  Mr. Chandler is a co-owner in four corporations: Manchester Industries, Inc., Manchester Recycling, Inc., Carded Graphics, Inc., and Plastex Fabricators, Inc.  He currently is responsible for engineering, construction, safety and production of Manchester Industries and serves as its Vice President.  Mr. Chandler is President of Plastex Fabricators located in Charlotte, North Carolina.

R. Calvert Esleeck, Jr., 61, has been a director since 1998.  Mr. Esleeck is a practicing certified public accountant.  He is President of the Midlothian area firm of Murray & Esleeck, P.C.  He is licensed in Virginia and is a member of the American Institute of CPAs and the Virginia Society of CPAs. Mr. Esleeck also serves as President of the Families of the Wounded Fund, Inc., which provides assistance to the families of the wounded servicemen and women being treated at McGuire Veterans Hospital.

Executive Officers Who Are Not Directors

Jack M. Robeson, 57, has served as Senior Vice President/Lending of the Bank since August 2001.  Mr. Robeson served as Vice President for Bank of Essex from January 1996 to August 2001.  Mr. Robeson has over 29 years of banking industry experience.

Raymond E. Sanders, 51, has served as Senior Vice President of the Company since its inception. He has served as Senior Vice President and Chief Operating Officer of the Bank since June 2004 and served as Vice President-Retail Banking from July 2002 to June 2004.  Mr. Sanders previously served as President of Seasons Mortgage Group from October 1993 until the company was sold in May 2001.  He has over 30 years of experience in retail and mortgage banking.

C. Harril Whitehurst, Jr., 55, has served as Senior Vice President and Chief Financial Officer of both the Company and the Bank since September 2003. Mr. Whitehurst served as a Director for RSM McGladrey from July 2000 to September 2003.  Mr. Whitehurst has over 29 years experience in providing audit, accounting and business advice to financial institutions.

L. Anthony Bottoms, III, 55, has served as Senior Vice President of the Bank since July 2003.  Mr. Bottoms has been President of Village Bank Mortgage Corporation, a wholly-owned subsidiary of the Bank, since November 1997.  Mr. Bottoms has over 29 years retail banking and mortgage lending experience.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of February 14, 2006, unless otherwise noted, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by the executive officers named in the “Summary Compensation Table” below, by owners of more than 5% of shares of Common Stock known to the Company, and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

VILLAGE BANK AND TRUST FINANCIAL CORP.
Beneficial Ownership

	Amount and Nature of	Percent of
Name	Beneficial Ownership	Class (%)

Directors:
R. T. Avery, III (1)	71,281	3.73%
Donald J. Balzer, Jr. (2)	58,576	3.11%
Craig D. Bell (3)	69,012	3.64%
William B. Chandler (4)	55,711	2.92%
R. Calvert Esleeck, Jr. (5)	26,811	1.42%
Dean T. Patrick (6)	58,701	3.06%
Michael L. Toalson (7)	4,881	0.26%
Ceorge R. Whittemore (8)	27,911	1.47%
Thomas W. Winfree (9)	91,254	4.74%

Executive Officers:
Jack M. Robeson (10)	4,000	0.21%
Raymond E. Sanders (11)	7,900	0.42%
C. Harril Whitehurst, Jr. (12)	6,293	0.33%

Certain Beneficial Owners:
John S. Clark (13)	166,500	8.88%
1633 Broadway, 30th Floor
New York, NY 10019

Directors and executive officers	494,831	23.31%
as a group (13 persons)

________________________________

(1)

Amount disclosed includes 2,500 shares of Common Stock owned by Mr. Avery; 5,200 shares of Common Stock in Mr. Avery’s SERP and 1,200 shares of Common Stock in Mr. Avery’s IRA; 870 shares of Common Stock owned by Mr. Avery’s children; 28,000 shares of Common Stock and 20,900 Common Stock Purchase Warrants owned by Mr. Avery’s spouse; 10,111 Incentive Plan Options and 2,500 Organizational Investor Warrants owned by Mr. Avery.

(2)

Amount disclosed includes 39,400 shares of Common Stock owned by Mr. Balzer; 1,540 shares of Common Stock in Mr. Balzer’s IRA account; 3,700 shares of Common Stock owned by DJB Family Ltd. Partnership; 200 shares of Common Stock owned by Mr. Balzer’s spouse; 3,625 shares of Common Stock owned by Mr. Balzer’s children; 10,111 Incentive Plan Options owned by Mr. Balzer.

(3)

Amount disclosed includes 41,100 shares of Common Stock owned by Mr. Bell; 8,200 shares of Common Stock in Mr. Bell’s IRA account; 1,000 shares owned by Mr. Bell’s father; 100 shares owned jointly with Mr. Bell’s brother; 2,500 Organizational Investor Warrants owned by Mr. Bell; 16,112 Incentive Plan Options owned by Mr. Bell.

(4)

Amount disclosed includes 20,600 shares of Common Stock 2,500 Organizational Investor Warrants, 22,500 Common Stock Purchase Warrants and 10,111 Incentive Plan Options owned by Mr. Chandler.

(5)

Amount disclosed includes 2,900 shares of Common Stock, 2,500 Organizational Investor Warrants, 4,100 Common Stock Purchase Warrants and 10,111 Incentive Plan Options owned by Mr. Esleeck; 6,127 shares of Common Stock owned by Mr. Esleeck’s spouse and children; 190 shares of Common Stock in Mr. Esleeck’s Roth IRA account; 883 shares of Common Stock in Mr. Esleeck’s IRA account.

(6)

Amount disclosed includes 9,490 shares of Common Stock, 2,500 Organizational Warrants and 24,300 Common Stock Purchase Warrants owned by Mr. Patrick; 6,000 shares of Common Stock in Mr. Patrick’s IRA account; 300 shares of Common Stock owned by Mr. Patrick’s children and parents; 16,111 Incentive Plan Options owned by Mr. Patrick.

(7)

Amount disclosed includes 3,270 shares of Common Stock and 1,611 Incentive Plan Options owned by Mr. Toalson.

(8)

Amount disclosed includes 7,300 shares of Common Stock owned by Mr. Whittemore; 500 shares of Common Stock in Mr. Whittemore’s IRA account and 1,600 shares of Common Stock in Mr. Whittemore’s Simple IRA account; 2,500 Organizational Investor Warrants and 4,300 Common Stock Purchase Warrants owned by Mr. Whittemore; 1,600 Common Stock Purchase Warrants in Mr. Whittemore’s IRA; 10,111 Incentive Plan Options owned by Mr. Whittemore.

(9)

Amount disclosed includes 40,770 shares of Common Stock owned by Mr. Winfree; 1,066 shares of Common Stock in Mr. Winfree’s IRA; 2,768 Common Stock Purchase Warrants and 46,650 Incentive Plan Options owned by Mr. Winfree.

(10)

Amount disclosed includes 18,100 Incentive Plan Options owned by Mr. Robeson.

(11)

Amount disclosed includes 1,700 shares of Common Stock, 200 Common Stock Purchase Warrants and 22,100 Incentive Plan Options owned by Mr. Sanders.

(12)

Amount disclosed includes 6,293 Common Stock Purchase Warrants and 24,100 Incentive Plan Options owned by Mr. Whitehurst.

(13)

In February 2006, the Company confirmed the following information directly with Mr. Clark: Mr. Clark beneficially owns 166,500 shares of Common Stock. Mr. Clark has sole voting and dispositive power with respect to 134,500 shares of Common Stock which includes 12,000 shares of Common Stock held by trusts for which he serves as sole trustee. Mr. Clark has shared voting and dispositive power with respect to 32,000 shares of Common Stock deemed beneficially owned by his spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership of Common Stock.  Officers and directors are required by regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Company and the Bank or written representation that no other reports were required, the Company believes that, during fiscal year 2005, our directors and executive officers complied with all applicable Section 16(a) filing requirements, except that Thomas W. Winfree, a Director and executive officer, inadvertently filed a late report on Form 4 covering the sale of common stock purchase warrants in May 2005; William B. Chandler, a Director, inadvertently filed a late report on Form 4 covering two purchases of common stock purchase warrants in May 2005; R. T. Avery, III, a Director, inadvertently filed a late report on Form 4 covering two purchases of common stock in November 2005; R. Calvert Esleeck, Jr., a Director, inadvertently filed a late report on Form 4 covering the purchase of common stock in March 2005; Michael L. Toalson, a Director, inadvertently filed late reports on Form 4 covering the purchase of common stock in November 2005 and the purchase and exercise of common stock purchase warrants in May 2005; and Jack M. Robeson, an executive officer, inadvertently filed a late report on Form 4 covering two sales of common stock purchase warrants in February 2006.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws.  Members of the Board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that the following 8 individuals of its 9 current members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”): R. T. Avery, III, Donald J. Balzer, Jr., Craig D. Bell, William B. Chandler, R. Calvert Esleeck, Jr., Dean T. Patrick, Michael L. Toalson and George R. Whittemore.  In reaching this conclusion, the Board of Directors considered that the Company and its subsidiaries conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Code of Ethics

The Company has a Code of Ethics for directors, officers and all employees of the Company and its subsidiaries, and a Code of Ethics applicable to the Company’s Chief Executive Officer, Chief Financial Officer and other principal financial officers.  The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest.  A copy of the Code will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is P.O. Box 330, 1231 Alverser Drive, Midlothian, Virginia 23113.

Board and Committee Meeting Attendance

There were 14 meetings of the Company’s Board of Directors in 2005.  Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2005.

Committees of the Board

The Company has an Audit Committee.  The Company does not have a standing compensation committee; however, the Personnel Committee acts as a Compensation Committee.

Audit Committee

The Company’s Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company.  The Board of Directors has adopted a written charter for the Audit Committee.

The members of the Audit Committee are Messrs. Esleeck, Chandler and Toalson, all of whom the Board in its business judgment has determined are independent as defined by NASDAQ’s listing standards.  The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Esleeck qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee met seven times in 2005.  For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 22 of this Proxy Statement.

Compensation Committee

The Company’s Personnel Committee, acting as the Compensation Committee, assists the Board of Directors in fulfilling their responsibility to the shareholders to ensure that the Company's officers, key executives, and board members are compensated in accordance with the Company's total compensation objectives and executive compensation policy. The Personnel Committee shall advise and recommend for approval compensation policies, strategies, and pay levels necessary to support organizational objectives. The Board of Directors has adopted a written charter for the Personnel Committee.

The members of the Personnel Committee are Messrs. Avery, Chandler, Balzer, Bell and Whittemore, all of whom the Board in its business judgment has determined are independent as defined by NASDAQ’s listing standards.

The Personnel Committee, acting as the Compensation Committee, met five times in 2005.

Director Nomination Process

The Company currently does not have a standing nominating committee.  The independent members of the Board perform the functions of a nominating committee.  The Board does not believe it needs a separate nominating committee because the independent directors (as that term is defined in the NASDAQ listing standards) have the time and resources to perform the function of recommending nominees to the Board.  The Board has adopted a resolution that provides that it will not nominate any person who has not been recommended for nomination by a majority of the independent directors.

In identifying potential nominees, the Board takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent directors and the need for specialized expertise.  The Board considers candidates for Board membership suggested by its members and by management, and the Board will also consider candidates suggested informally by a shareholder of the Company.

In the consideration of director nominees, including any nominee that a shareholder may submit, the Board considers, at a minimum, the following factors for new directors, or the continued service of existing directors:

•

The ability of the prospective nominee to represent the interests of the shareholders of the Company;

•

The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•

The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and

•

The prospective nominee’s involvement within the communities the Company serves.

Shareholders entitled to vote for the election of directors may recommend candidates for the independent directors to consider formally in connection with an annul meeting as long as the recommendation is made on or before the last date on which a shareholder may nominate an individual for election to the Board of Directors under the Company's Bylaws.  See “Proposals for 2007 Annual Meeting of Shareholders.”

Under the process used by the Company for selecting new board candidates, the President and Chief Executive Officer and the Board of Directors identify the need to add a new board member with specific qualifications or to fill a vacancy on the board. The Chairman of the Board of Directors will initiate a search, working with staff support and seeking input from board members and senior management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders. An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the board may be presented to the Board of Directors. A determination is made as to whether board members have relationships with preferred candidates and can initiate contacts. The President and Chief Executive Officer and the Chairman of the Board of Directors interview prospective candidates. The Board of Directors meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval.

Director Compensation

Each member of the Board of Directors receives no fees for their service as Directors of Village Bank and Trust Financial Corp.

As compensation for his service to Village Bank, each member of the Board of Directors receives fees as follows:

•

a retainer fee of $100 for each meeting of the Board ($150 for the Chairman of the Board,

•

an attendance fee of $200 for each meeting of the Board that he attends ($300 for the Chairman of the Board), and

•

an attendance fee of $100 for each meeting of a committee that he attends ($150 for the chairman of the committee).

 Board members who are also officers do not receive any additional compensation above their regular salary for Board service or attending committee meetings.  In 2005, directors received $66,550 in the aggregate as compensation for their services as directors.

During the year, all directors of the Company also served on the Board of Village Bank Mortgage Corporation and received $100 per meeting for attending such meetings.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders.  All of the directors attended the 2005 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Village Bank and Trust Financial Corp., P.O. Box 330, 1231 Alverser Drive, Midlothian, Virginia 23113.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company.  The Company promptly forwards all such correspondence to the indicated directors.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table presents information concerning the compensation of the named executive officers for services rendered in all capacities to the Company and the Bank.

Summary Compensation Table

					Long Term
		Annual Compensation			Compensation
				Other	Securities	All Other
Name and Principal				Annual	Underlying	Compensation
Position	Year	Salary ($)	Bonus ($)	Compensation	Options (#)	(1)

Thomas W. Winfree	2005	$ 158,750	$ 30,810	*	14,650	11,061
President & CEO	2004	141,535	10,000	*	10,000	6,381
	2003	128,000	-	*	5,000	-

Jack M. Robeson	2005	97,613	16,770	*	6,100	4,437
Senior Vice President	2004	100,693	5,000	*	5,000	-
Lending	2003	83,593	-	*	1,000	-

Raymond E. Sanders	2005	99,354	18,980	*	8,100	5,825
Senior Vice President	2004	90,044	5,000	*	5,000	753
& COO	2003	75,540	-	*	4,000	-

C. Harril Whitehurst, Jr.	2005	99,354	18,980	*	8,100	5,755
Senior Vice President	2004	87,755	5,000	*	11,000	1,073
& CFO	2003 (2)	25,138	-	*	5,000	-

* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for the officer named in the table.
(1) Amounts represent the Company’s expense to the supplemental executive retirement plan and matching contribution to the 401(k) plan.
(2)Mr. Whitehurst's employment with the Company began in September 2003.

Stock Options

The following table sets forth certain information concerning grants of stock options pursuant to the Company’s Incentive Plan to the named executive officers during 2005.

Option Grants in 2005

	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to
Name and Principal	Options	Employees	Exercise Price	Expiration
Position	Granted (#) (1)	in 2005 (2)	Per Share	Date

Thomas W. Winfree	14,650	33%	$ 12.29	8/20/15

Jack M. Robeson	6,100	14%	$ 13.00	7/21/15

Raymond E. Sanders	8,100	18%	$ 13.00	7/21/15

C. Harril Whitehurst, Jr.	8,100	18%	$ 13.00	7/21/15

(1) Stock options were granted at or above the fair market value of the shares of
Common Stock at the date of award.
(2) Options to purchase 44,250 shares of Common Stock were granted to employees during the year ended December 31, 2005.

The named executive officers did not exercise any stock options in 2005.

The following table sets forth certain information with respect to the amount and value of stock options held by the named executive officers at December 31, 2005.

2005 Year-End Option Values

	Number of Unexercised		Value of Unexercised In-The
Name and Principal	Options at Year-End (#)		Money Options at Year-End ($) (1)
Position	Exercisable	Unexercisable	Exercisable	Unexercisable

Thomas W. Winfree	46,650	-	$ 110,094	$ -

Jack M. Robeson	18,100	-	$ 31,675	$ -

Raymond E. Sanders	22,100	-	$ 39,338	$ -

C. Harril Whitehurst, Jr.	24,100	-	$ 28,438	$ -

(1) The value of in-the-money options at fiscal year-end was calculated by determining the difference between the closing price of a share of Common Stock as reported on the
Nasdaq Capital Market on December 31, 2005 and the exercise price of the options.

Equity Compensation Plans

The following table sets forth information as of December 31, 2005, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Equity Compensation Plan Information

			Number of Securities
	Number of Securities to	Weighted Average	Remaining Available
	Be Issued Upon Exercise	Exercise Price of	for Future Issuance
	of Outstanding Options,	Outstanding Options,	Under Equity
Plan Category	Warrants and Rights	Warrants and Rights	Compensation Plans (1)

Equity Compensation Plans
Approved by Shareholders:

2000 Incentive Plan (2)	241,660	$ 9.80	13,340

Organizational Investors
Warrant Plan	135,000	$ 10.00	-

Equity Compensation Plans
Not Approved by
Shareholders: (3)	-	$ -	-

	376,660	$ 9.87	13,340

(1) Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.
(2) The 2000 Incentive Plan permits grants of stock options and awards of Common Stock and/or restricted stock, phantom stock or stock appreciation rights. To date, only options have been granted under the Incentive Plan.
(3) The Company does not have any equity compensation plans that have not been approved by shareholders.

Employment Agreement

The Bank entered into an employment agreement with President and CEO Thomas W. Winfree effective April 1, 2001 for an annual base salary of $120,000 and an initial term of three years.  The agreement provides for one-year extensions, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a review of Mr. Winfree’s performance by the Board of Directors of the Bank.  Mr. Winfree’s salary may be increased, but not decreased, at the sole discretion of the Bank’s Board of Directors (or an authorized committee thereof).  The agreement further provides for termination upon his death, for cause or in certain events specified by FDIC regulations.

Under the terms of the employment agreement, if Mr. Winfree’s employment with the Bank is terminated for any reason following a “change in control” (as defined in the agreement), other than for cause, then the Bank will pay Mr. Winfree (in addition to all other payments and benefits to which he is entitled under any other contract) an amount equal to 299% of his salary and bonus received during the 12 months ending with the termination of his employment.  Accordingly, if Mr. Winfree was terminated as of December 31, 2005 in such a circumstance, he would have been entitled to receive approximately $566,785 pursuant to this provision.

The Bank entered into an employment agreement with Senior Vice President and Chief Financial Officer C. Harril Whitehurst, Jr. effective September 9, 2003 for an annual base salary of $85,000, and an initial term of one year. The agreement provides for automatic renewal on each anniversary of the effective date of the contract, subject to a review of Mr. Whitehurst’s performance by the Board of Directors of the Bank. Mr. Whitehurst’s salary may be increased, but not decreased, at the sole discretion of the Bank’s Board of Directors (or an authorized committee thereof). The agreement further provides for termination upon his death, for cause or in certain events specified by FDIC regulations.

Under the terms of the employment agreement, if Mr. Whitehurst’s employment with the Bank is terminated for any reason following a “change in control” (as defined in the agreement), other than for cause, then the Bank will pay Mr. Whitehurst (in addition to all other payments and benefits to which he is entitled under any other contract) an amount equal to one and one-half times his salary and bonus received during the 12 months ending with the termination of his employment. Accordingly, if Mr. Whitehurst was terminated as of December 31, 2005 in such a circumstance, he would have been entitled to receive approximately $177,502 pursuant to this provision.

Transactions with Management

Some of the directors and officers of the Company are customers of the Company, and the Company has had banking transactions in the ordinary course of its business with directors, officers, and their associates, on substantially the same terms, including interest rates, collateral and repayment terms on loans, as those prevailing at the same time for comparable transactions with others.  All outstanding loans to such officers and directors and their associates are current as to principal and interest.  None of such outstanding loans are classified as non-accrual, past due, restructured or potential problems.  As of December 31, 2005, all loans to directors, executive officers and their affiliates totaled approximately $3,808,441 or approximately 22.2% of stockholders’ equity at such date.

There are no legal proceedings to which any director, officer or associate is a party that would be material and adverse to the Company.

PROPOSAL TWO

APPROVAL OF THE COMPANY’S INCENTIVE PLAN,

AS AMENDED AND RESTATED

The Proposal

The Board of Directors has approved unanimously, and recommends that the Company’s shareholders approve, the amended and restated Village Bank and Trust Financial Corp. Incentive Plan (the “Plan”).

The Plan, as amended and restated, reflects the following changes to the Plan that is currently in effect:

•

an increase in the number of shares of Common Stock currently reserved for issuance under the Plan from 255,000 to 455,000 (an increase of 200,000 shares);

•

an expansion of the participants in the Plan to include directors of, and consultants and advisors to, the Company and its subsidiaries; and

•

the transferability of non-qualified stock options and stock appreciation rights (“SARs”), to the extent permitted in the agreement covering the grant or award.

The Company's experience with stock options and other stock-based incentives has convinced the Board of Directors of their important role in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company. The Board of Directors approved the amended and restated Plan on February 28, 2006. Subject to shareholder approval, the Plan, as amended and restated, replaces the original version of the Plan.

The complete text of the Plan, as amended and restated, is attached to this Proxy Statement as Appendix A.  The following general description of the principal features of the Plan is qualified in its entirety by reference to Appendix A.

General Information

The Board of Directors administers the Plan.  The Plan currently authorizes the Board of Directors to grant stock options and to make awards of common stock, restricted stock and phantom stock to officers and other key employees of the Company and its subsidiaries.  The Plan, as amended and restated, will authorize the Board of Directors to grant one or more of the following awards to directors, officers and other key employees of, and consultants and advisors to, the Company and its subsidiaries who are designated by the Board:

•

stock options;

•

SARs;

•

stock awards, which include awards of both common stock and restricted stock as currently provided in the Plan; and

•

stock units, which reflect awards of phantom stock currently provided in the plan.

The Plan currently authorizes the issuance of 255,000 shares of Common Stock.  Generally, if an award is forfeited, expires or terminates, the shares allocated to that award under the Plan may be reallocated to new awards under the Plan. Shares surrendered pursuant to the exercise of a stock option or other award or in satisfaction of tax withholding requirements under the Plan may also be reallocated to other awards.

The Plan provides that, if there is a stock split, stock dividend or other event that affects the Company’s capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Plan and in the number of shares and price of all outstanding grants and awards made before such event.

The Plan also provides that no award may be granted more than 10 years after the earlier of the date that it is approved by the Company’s shareholders or the date it is adopted by the Company’s Board of Directors, which was March 1, 2000. Such date will be February 28, 2006 under the Plan, as amended and restated.

As of April 7, 2006, the Company has made grants and awards as to 241,660 shares of Common Stock reserved for issuance under the Plan.  This amount includes shares that have been forfeited or canceled in accordance with the terms of a grant or award or have been surrendered or withheld in satisfaction of tax withholding requirements.  As a result, 13,340 shares of Common Stock remain available for grants and awards under the Plan. On April 7, 2006, the closing price for a share of Common Stock on the Nasdaq Capital Market was $14.25.

The following table sets forth information as of April 7,  2006, relating to all grants of stock options under the Plan to (i) each of the named executive officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group.  The table does not include awards of Common Stock and restricted stock.

	Number of Securities		Value of Unexercised
	Underlying Options	Exercise or Base	In-the-Money Options at
	Granted (1)	Price ($/Share)	April 7, 2006 ($) (2)

Thomas W. Winfree	46,650	$ 10.49	$ 175,313

Jack M. Robeson	18,100	$ 11.10	$ 56,925

Raymond E. Sanders	22,100	$ 11.07	$ 70,325

C. Harril Whitehurst, Jr.	24,100	$ 11.67	$ 62,225

Executive Group	115,950	$ 10.85	$ 393,838

Non-Executive Director
Group	84,389	$ 8.43	$ 491,144

Non-Executive Officer
Employee Group	21,960	$ 10.64	$ 79,303

(1) Stock options were granted at the closing sales price of a share of Common Stock at the date of the grant as reported on the Nasdaq Capital Market.
(2) The value of in-the-money options was calculated by determing the difference between the closing price of a share of Common Stock as reported on the Nasdaq Capital Market on April 7, 2006 and the exercise price of the options.

The Company intends to continue to grant options to purchase shares of Common Stock under the Plan to directors, eligible officers and key employees.  The persons eligible to participate in the Plan include the directors and officers of the Company and its subsidiaries and over 106 employees.  No determination has been made as to which of the persons eligible to participate in the Plan will receive awards under the Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

Grants and Awards under the Plan

The principal features of awards under the Plan, as amended and restated, are summarized below.

Stock Options

The Plan permits the grant of incentive stock options and non-qualified stock options.  The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. Other than in connection with a corporate recapitalization, the option price may not be reduced after the date of grant. The period in which an option may be exercised is determined by the Board on the date of grant, but may not exceed 10 years for an incentive stock option.  Payment of the option exercise price may be in cash, in a cash equivalent acceptable to the administrator, with shares of Common Stock or with a combination of cash and shares of Common Stock. If the agreement provides, payment may be made by the Company by withholding shares of Common Stock upon exercise, or by surrendering already owned shares, to the extent permitted under applicable laws and regulations.

Stock Appreciation Rights

SARs may be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the SAR’s initial value, which cannot be less than the fair market value of a share of Common Stock on the date of grant of the SAR. Other than in connection with a corporate recapitalization, the initial value of any SAR may not be reduced after the date of grant.  At the discretion of the Board, all or part of the payment in respect of a SAR may be in cash, shares of Common Stock or a combination thereof. The maximum period in which a SAR may be exercised is 10 years from the date of its grant.

Stock Awards

The Company may also grant stock awards that entitle the participant to receive shares of Common Stock.  A participant’s rights in the stock award may be forfeitable or otherwise restricted for a period of time or subject to conditions set forth in the grant agreement. The administrator may, in its discretion, waive the requirements for vesting or transferability for all or part of the stock awards in connection with a participant’s termination of employment or service.

Stock Units

The Board of Directors may also award stock units, which is an award stated with reference to a number of shares of Common Stock.  The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions prescribed by the administrator and set forth in the award agreement, cash, shares of Common Stock or a combination of cash and Common Stock.  The performance objectives that apply to a stock unit award may be based on the performance criteria of the type described below. The restrictions in the award agreement may include a period of restriction.

Federal Income Tax Consequences

The principal federal tax consequences to participants and to the Company of grants and awards under the Plan are summarized below.

Nonqualified Stock Options

Nonqualified stock options granted under the Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Incentive Stock Options

An employee will generally not recognize income on grant or exercise of an incentive stock option; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and  the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an incentive stock option and satisfies these holding period requirements, the Company may not deduct any amount in connection with the incentive stock option.

Stock Appreciation Rights

There are no immediate federal income tax consequences to a participant when a SAR is granted. Instead, the participant realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. The Company will be entitled to deduct the same amount as a business expense at the time.

Stock Awards

The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may make, however, a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the participant as a business expense in the year the participant includes the compensation in income.

Stock Units

A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit.  The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received.  The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock unit.

Common Stock/Cash Payments

The fair market value of any shares of Common Stock awarded to a participant and any cash payments a participant receives in connection with other awards under the Plan or as dividends on restricted stock are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions. Generally, the

Company will be entitled to deduct the amount (other than dividends) that the participant includes as income as a business expense in the year the participant recognizes such income.

State tax consequences may in some cases differ from those described above.  Grants and awards under the Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Amendment and Termination

The Board of Directors may amend or terminate the Plan at any time, provided that no such amendment will be made without shareholder approval if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to awards under the Plan, (ii) materially increases the benefits to participants under the Plan, or (iii) materially changes the class of employees eligible to become Participants or (iii) otherwise requires shareholder approval is required under any applicable law, rule or regulation.

Vote Required

The Plan must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of Common Stock.

Abstentions and broker non-votes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE TO APPROVE THE

AMENDED AND RESTATED INCENTIVE PLAN

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed, subject to shareholder approval, the firm of BDO Seidman, LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2006.  BDO Seidman, LLP audited the financial statements of the Company for the year ended December 31, 2005.  A majority of the votes cast at the meeting by holders of the Common Stock is required for the ratification of the appointment of the independent registered public accounting firm.

Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE APPOINTMENT OF

BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

AUDIT INFORMATION

The Audit Committee operates under a written charter that the Board of Directors has adopted.

Fees of Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2005 and the Bank’s annual financial statements for the fiscal year ended December 31, 2004, and for the review of the financial statements included in the Company’s and the Bank’s Quarterly Reports on Form 10-QSB, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $58,600 for 2005 and $55,695 for 2004.

Audit Related Fees

There were no fees billed by BDO Seidman, LLP for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal year ended December 31, 2005 and 2004.

Tax Fees

The aggregate fees billed by BDO Seidman, LLP for professional services for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2005 were $2,650.  The fees for fiscal year ended December 31, 2004 were $18,000.

All Other Fees

There were no fees billed by BDO Seidman, LLP for any other services rendered to the Company or the Bank for the fiscal years ended December 31, 2005 and December 31, 2004.

Audit Committee Report

The Audit Committee is composed of three directors, each of whom is independent within the meaning of the listing standards of the Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

•

the preparation, presentation and integrity of the Company’s consolidated financial statements; and

•

complying with laws and regulations and ethical business standards.

The Company’s independent registered public accounting firm is responsible for:

•

performing an independent audit of the Company’s consolidated financial statements; and

•

expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles.

The Audit Committee is responsible for:

•

the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company; and

•

monitoring, overseeing and reviewing the accounting and financial reporting processes of the Company.

In this context, the Audit Committee has met and held discussions with management and BDO Seidman, LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2005 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and BDO Seidman, LLP, including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with BDO Seidman LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified and supplemented. The Audit Committee has also received the written disclosures and the letter from BDO Seidman LLP relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with BDO Seidman LLP the firm’s independence from the Company.  Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

Based upon its discussions with management and BDO Seidman LLP and its review of the representations of management and the report of BDO Seidman LLP to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

R. Calvert Esleeck, Jr.

William B. Chandler

Michael L. Toalson

Midlothian, Virginia

March 27, 2006

Pre-Approval Policies

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by BDO Seidman, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services.  The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSALS FOR 2007

ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2007 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s corporate office at 1231 Alverser Drive, Midlothian, Virginia, 23113, no later than December 22, 2006 in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting.  The Company presently anticipates holding the 2007 Annual Meeting of Shareholders on Tuesday, May 22, 2007.

The Company’s Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at or to bring other business before the 2007 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2007 annual meeting.  The notice must include a description of the proposed business, the reasons therefore, and other specified matters.  Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.  Based upon an anticipated date of May 22, 2007 for the annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than March 23, 2007 and no earlier than February 21, 2007.

OTHER MATTERS

THE COMPANY’S 2005 ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”), WHICH INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 (EXCLUDING EXHIBITS), AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO C. HARRIL WHITEHURST, JR., SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 330, MIDLOTHIAN, VIRGINIA, 23113-0330.  THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

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Appendix A

VILLAGE BANK AND TRUST FINANCIAL CORP.

INCENTIVE PLAN

as Amended and Restated February 28, 2006

ARTICLE I

DEFINITIONS

1.01

Affiliate

Affiliate means any "subsidiary" or "parent company" (within the meaning of Section 424 of the Code) of the Company.

1.02

Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award issued to such Participant.

1.03

Award

Award means an award of Stock Units, a Stock Award, Option or SAR.

1.04

Board

Board means the Board of Directors of the Company.

1.05

Change of Control

Change of Control means any of the following: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, who after the effective date of the Plan becomes the beneficial owner of shares of the Company having 20 percent or more of the total number of votes that may be cast for the election of the Board of Directors of the Company; or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board or any successor to the Company.

1.06

Change of Control Date

Change of Control Date means the date on which an event described in (i) or (ii) of Section 1.05 occurs.  If a Change of Control occurs on account of a series of transactions, the Change of Control Date is the date of the last of such transactions.

1.07

Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08

Common Stock

Common Stock means the Common Stock of the Company.

1.09

Company

Company means Village Bank and Trust Financial Corp.

1.10

Corresponding SAR

Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.11

Fair Market Value

Fair Market Value means, on any given date, the average of the bid and asked prices at closing of a share of Common Stock on the NASDAQ National Market System or the Principal Stock Exchange on which the Common Stock is traded or if the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded, all as reported by such source as the Board may select.  If the Common Stock does not trade on the NASDAQ National Market System or other established securities market, Fair Market Value means the value that the Board, in its good faith business judgment, determines using a reasonable application of a reasonable valuation method.

1.12

Incentive Stock Option

Incentive Stock Option means an Option that qualifies and is intended to qualify as an incentive stock option under Section 422 of the Code.

1.13

Initial Value

Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option, and with respect to a SAR granted independently of an Option, the price per share of Common Stock as determined by Board on the date of grant, provided, however, that the price per share of Common Stock encompassed by the grant of a SAR shall not be less than the Fair Market Value on the date of grant.

1.14

Non-Qualified Stock Option

Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

1.15

Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.16

Participant

Participant means an employee of the Company or of a Subsidiary, a member of the Board or the Board of Directors of a Subsidiary or any consultant or advisor to the Company or a Subsidiary who satisfies the requirements of Article IV and is selected by the Board to receive an Award.

1.17

Plan

Plan means the Village Bank and Trust Incentive Plan, as amended and restated effective February 28, 2006.

1.18

Rule 16b-3

Rule 16b-3 means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time.

1.19

SAR

SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value at the time of exercise over the Initial Value of the SAR.

1.20

Securities Broker

Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Plan section 6.09.

1.21

Stock Award

Stock Award means Common Stock awarded to a Participant under Article IX.

1.22

Subsidiary

Subsidiary means any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies in the chain (other than the last company) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other companies in such chain.

ARTICLE II

PURPOSE

The Plan is intended to assist the Company in recruiting and retaining individuals with ability and initiative by enabling those individuals who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders.  The Plan is intended to permit the award of Stock Units and Stock Awards, and the issuance of Options, both Incentive Stock Options or Non-Qualified Stock Options, and SARs.  No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.  The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

The Plan shall be administered by the Board.  The Board shall have authority to issue Awards upon such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate.  Such terms may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option or SAR and (ii) the transferability or forfeitability of a Stock Award or Stock Unit.  Notwithstanding any such conditions, the Board may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an Award of Stock Units may be settled.  In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board.

Any decision made, or action taken, by the Board or in connection with the administration of this Plan shall be final and conclusive.  No member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award.  All expenses of administering this Plan shall be borne by the Company.

ARTICLE IV

ELIGIBILITY

Any employee of the Company, any member of the Board, any employee or director of a Subsidiary (including any Company that becomes a Subsidiary after the adoption of this Plan), or any consultant or advisor to the Company or a Subsidiary is eligible to participate in the Plan if the Board, in its sole judgment determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Subsidiary.

ARTICLE V

STOCK SUBJECT TO PLAN

5.01

Shares Issued

Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an award of Stock Units, the Company may issue shares of Common Stock from its authorized but unissued Common Stock.  Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02

Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, the grant of Stock Awards and the settlement of Stock Units is 455,000 shares.

5.03

Reallocation of Shares

If shares of Common Stock subject to an Award are forfeited, expire or otherwise terminate without the issuance of shares of Common Stock, the shares of Common Stock shall, to the extent of any such forfeiture, expiration, termination, cash-settlement or non-issuance, again be available to be granted under this Plan.  If shares of Common Stock are surrendered either actually or by attestation or withheld (i) pursuant to the exercise of an Option or other Award under the Plan or (ii) in satisfaction of tax withholding requirements with respect to Awards under the Plan, the number of shares surrendered may be reallocated to other Awards to be granted under this Plan.

ARTICLE VI

OPTIONS

6.01

Award

In accordance with the provisions of Article IV, the Board will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such Award.

6.02

Designation of Option

The Board will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option.  In the absence of any such designation, such Option shall be treated as a Non-Qualified Stock Option.

6.03

Option Price

The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Board on the date of grant, but shall not be less than the Fair Market Value on such date.

6.04

Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Board on the date of grant; provided, however that an Incentive Stock Option shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted.

6.05

Nontransferability

Except as provided in Plan section 6.06, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, the Option and Corresponding SAR that relates to such Option must be transferred to the same person or persons, trust or estate.  Except as provided in Plan section 6.06, during the lifetime of the Participant to whom an Incentive Stock Option or related SAR is granted, the Option or SAR may be exercised only by the Participant.  No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.06

Transferable Options

Plan section 6.05 to the contrary notwithstanding, and if the Agreement provides, a Non-Qualified Stock Option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 as in effect from time to time.  The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.07

Employment or Service

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any grant provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.08

Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine; provided, however, that Incentive Stock Options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Section 422(d) of the Code.  An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised.  Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.  The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.09

Payment

Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or cash equivalent acceptable to the Board or by cashless exercise described herein.  If the Agreement provides, payment of all or part of the Option price may be made by withholding shares of Common Stock upon exercise of an Option or by surrendering already owned shares of Common Stock to the Company, provided the shares withheld or surrendered have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof.  In addition, the Board may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.  To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Board, the Company agrees to cooperate in a "cashless exercise" of the Option.  The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

6.10

Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date he exercises such Option.

6.11

Disposition of Stock

A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant.  Such notice shall be in writing and directed to the Secretary of the Company.

ARTICLE VII

SARS

7.01

Award

In accordance with the provisions of Article IV, the Board will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by each such Award provided, however, no Participant may be granted Corresponding SARs of common stock (under all Incentive Stock Option plans of the Company and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Section 422(d) of the Code.

7.02

Maximum SAR Period

The maximum period in which an SAR may be exercised shall be 10 years from the date such SAR was granted.  The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03

Nontransferability

Except as provided in Plan section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.  Except as provided in Plan section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant.  No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04

Transferable SARs

Plan section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an Incentive Stock Option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 as in effect from time to time.  The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution.  In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05

Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option.  An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06

Employment or Service

In the event that the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.07

Settlement

At the Board’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock.  No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.08

Shareholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII

STOCK AWARDS

8.01

Award

In accordance with the provisions of Article IV, the Board will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such Award.

8.02

Vesting

The Board may, on the date of the Award, prescribe that the Participant’s rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.  By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Subsidiaries before the expiration of a stated period or if the Company, a Subsidiary, the Company and its Subsidiaries or the Participant fails to achieve stated performance objectives.

8.03

Shareholder Rights

Prior to their forfeiture (in accordance with the terms of the Agreement and while the shares of Common Stock granted pursuant to a Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) the Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock subject to the Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award subject to a risk of forfeiture.  The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and no longer forfeitable.

8.04

Employment or Service

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Board may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

ARTICLE IX

STOCK UNITS

9.01

Award

In accordance with the provisions of Article IV, the Board will designate each individual to whom an Award of Stock Units is to be made and will specify the number of shares of Common Stock covered by the Award.

9.02

Earning the Award

The Board may prescribe such terms and conditions under which a Participant shall earn a right to receive payment for Stock Units.  The Board may prescribe that the Stock Units, or a portion thereof, will be earned, and the Participant will be entitled to receive a payment pursuant to an Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Board and set forth in an Agreement.

9.03

Shareholder Rights

No Participant shall, as a result of receiving an Award of Stock Units, have any rights of a shareholder of the Company or a Subsidiary until and the extent Stock Units are earned and settled in shares of Common Stock.  After Stock Units are earned and settled in Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

9.04

Payment

In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock.  A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof.

9.05

Nontransferability

A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of an Award of Stock Units other than by will or the laws of descent and distribution.  The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit.

ARTICLE X

ADJUSTMENT UPON CHANGE IN COMMON STOCK

Should the Company effect one or more (i) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (ii) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (iii) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Board shall determine to be equitably required, provided that the number of shares subject to any Award shall always be a whole number.  Any such adjustment of outstanding Options or SARS that satisfy the requirements of the Treasury Regulation section 1.424-1 and section 409A of the Code.  Any determination made under this Article X by the Board shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Award.

ARTICLE XI

COMPLIANCE

No Option or Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed.  The Company may rely on an opinion of its counsel as to such compliance.  Any share certificate issued to evidence Common Stock when a Stock Award is granted a Stock Unit is settled or for which an Option or SAR is experienced may bear such legends and statements as the Board may deem advisable to assure compliance with Federal and state laws and regulations.  No Option or SAR shall be exercisable, no Stock Award or Stock Unit shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XII

GENERAL PROVISIONS

12.01

Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

12.02

Unfunded Plan

The Plan, insofar as it provides for an Award, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by an Award of this Plan.  Any liability of the Company to any person with respect to any grant or

Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.03

Change of Control

At the discretion of the Board, a Participant’s interest in a Stock Award or Stock Unit may be made nonforfeitable and transferable as of a Change of Control Date.  The Board may also provide in an Agreement that a Participant may elect, by written notice to the Company within 60 days after a Change of Control Date, to receive, in exchange for a Stock Award or Stock Units, a cash payment equal to the Fair Market Value of the shares surrendered on the last business day the Common Stock is traded on the NASDAQ National Market System prior to receipt by the Company of such written notice.  Notwithstanding any other provision in this Plan to the contrary, unless the Board provides otherwise in an Agreement, a grant of an Option or SAR may be exercised immediately in full upon a Change of Control.

12.04

Rules of Construction

Headings are given to the articles and sections of this Plan for ease of reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

12.05

Amendment

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Awards, (ii) materially increases the benefits to Participants under the Plan, or (iii) materially changes the class of employees eligible to become Participants.  No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made, except such an amendment made to cause the Plan to qualify for the Rule 16b-3 exemption.  No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b.  The Board may amend the terms of any Award theretofore issued under this Plan, prospectively or retrospectively, and include in such amendment the right of the Board to pay a Participant cash in lieu of shares of Common Stock upon the termination (by exercise or otherwise) of an Option, but no such amendment shall impair the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan, or Award, to qualify for the exemption provided by Rule 16b-3.

12.06

Duration of Plan

No Awards may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board and the date that the Plan is approved in accordance with Plan section 12.07.  Awards granted before that date shall remain valid in accordance with their terms.

12.07

Effective Date of Plan

This amended and restated Plan has been adopted by the Board of Directors of the Company on February 28, 2006, and shall be effective as of that date, subject, however, to approval by the shareholders of the Company entitled to vote at the 2006 Annual Meeting of Shareholders.

[FORM OF PROXY]
☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY VILLAGE BANK AND TRUST FINANCIAL CORP.
ANNUAL MEETING OF SHAREHOLDERS MAY 23, 2006 Proxy Solicited on Behalf of the Board of Directors	1. To elect as directors the three persons listed as nominees below	For	With-hold	For All Except
		☐	☐	☐

  The undersigned hereby appoints R. Calvert Esleeck, Jr. and George R. Whittemore, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated hereon and upon any other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. (the “Company”), to be held on Tuesday, May 23, 2006 at 10:00 a.m. at the Salisbury Country Club, 13620 Salisbury Road, Midlothian, Virginia, or any adjournments thereof, for the following purposes:

For terms expiring in 2009 (Class C)

Donald J. Balzer, Jr.
Dean T. Patrick
Michael L. Toalson

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	2. To approve the Company’s Incentive Plan, as amended and restated.	For	Against	Abstain
		☐	☐	☐
	3. To ratify the appointment of the firm of BDO Seidman, LLP as independent auditors for the Company for the fiscal year ending December 31, 2006.	For	Against	Abstain
		☐	☐	☐
Please be sure to sign and date this Proxy in the box below.	Date			In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting, or any adjournment thereof.
Shareholder sign above—Co-holder (if any) sign above

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.

é	Detach above card, sign, date and mail in postage paid envelope provided.			é
VILLAGE BANK AND TRUST FINANCIAL CORP.
If signed as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.